UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 23, 2005
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-24939
Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

415 Huntington Drive, San Marino, California 91108
(Address of principal executive offices) (Zip code)

(626) 799-5700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East West Bancorp, Inc.
Current Report of Form 8-K

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 23, 2005, East West Bancorp, Inc. issued a press release in which it announced that Rudolph Estrada had been appointed to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Exhibit 99.1 Press Release, dated June 23, 2005, issued by East West Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2005

EAST WEST BANCORP, INC.
By:	/s/ Julia Gouw
Julia Gouw Executive Vice President and Chief Financial Officer